UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023

Home Plate Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40844 (Commission File Number)	86-2858172 (I.R.S. Employer Identification Number)

P.O. Box 1314
New York, NY 10028
(917) 703-2312
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock and one-half of one Redeemable Warrant	HPLTU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HPLT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	HPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company        ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported by Home Plate Acquisition Corp. (the “Company”) in its Current Report on Form 8-K dated October 3, 2023, as amended by Amendment No. 1, dated October 4, 2023, the Board of Directors (the “Board”) of the Company determined that if the Company had not consummated an initial Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation), by October 4, 2023 (the “Combination Period”), the Company shall (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but no more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem (the “Redemption”) 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then outstanding public shares, which Redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve , subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law. The Company’s sponsor, directors and officers have agreed to waive their redemption rights with respect to their outstanding Class A common stock. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

On October 3, 2023, the Company (i) notified the Nasdaq Stock Market LLC (the “Nasdaq”) of the anticipated Redemption, liquidation and dissolution; and (ii) requested that Nasdaq (A) suspend trading of the Company’s shares of Class A common stock, redeemable warrants to purchase shares of Class A common stock (the “Warrants”) and units, each consisting of one share of Class A common stock and one-half of one Warrant (the units, together with the Class A common stock and the Warrants, the “Securities”) effective before the opening of trading on October 19, 2023, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on Nasdaq.

Once the Form 25 becomes effective to deregister the Securities under Section 12(b) of the Exchange Act, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended with respect to the Securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2023

HOME PLATE ACQUISITION CORPORATION

By:	/s/ Jonathan Rosenzweig
Name:	Jonathan Rosenzweig
Title:	Chief Financial Officer and Secretary